RMBS New Transaction

FHAMS Series 2005-AA9 Trust Mortgage Pass-Through Certificates

Computational Materials

$ 493,870,000

First Horizon Asset Securities Inc.
Depositor

First Horizon Home Loan Corporation
Seller and Master Servicer

September [  ], 2005

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RMBS New Transaction

FHAMS Series 2005-AA9 Trust Mortgage Pass-Through Certificates

Computational Materials

$ 493,870,000

First Horizon Asset Securities Inc.
Depositor

First Horizon Home Loan Corporation
Seller and Master Servicer

September [  ], 2005

Counterparty			Collateral Info	Group	TOTAL	GWAC	AGG ARM UPB	ARM %	AGG FIX UPB	FIX %
Underwriter	Merrill Lynch		Gross WAC	6.060%	6.058%	0 - 4.5	0	0.00%	0	0.00%
Issuer	First Horizon		WA CLTV	74.80%	75.05%	4.5 - 5	1,627,105	0.35%	0	0.00%
Depositor			CLTV >80%	2.32%	2.09%	5 - 5.5	70,119,121	15.25%	0	0.00%
Seller			CLTV >90%	0.34%	0.23%	5.5 - 6	182,699,070	39.72%	0	0.00%
Aggregator			CLTV >95%	0.00%	0.00%	6 - 6.5	127,794,273	27.78%	0	0.00%
Rep Provider			LB <$50,000	0.13%	0.09%	6.5 - 7	70,756,110	15.38%	0	0.00%
Master Servicer			LB $50k - $100k	4.45%	2.34%	7 - 7.5	6,944,734	1.51%	0	0.00%
Trustee			LB $100k - $150k	20.28%	11.16%	7.5 - 8	0	0.00%	0	0.00%
MI Provider			WA FICO	719.0	720.0	8 - 8.5	0	0.00%	0	0.00%
Monoline			<560 FICO	0.12%	0.05%	8.5 - 9	0	0.00%	0	0.00%
Credit Manager			560 - 600 FICO	0.00%	0.00%	9 - 9.5	0	0.00%	0	0.00%
Federal Tax Status			SF / TH / PUD	80.67%	85.64%	9.5 - 10	0	0.00%	0	0.00%
			2-4 Family	6.60%	3.85%	10 - 10.5	0	0.00%	0	0.00%
Originators	Group (%)	Total (%)	Condo	12.73%	10.51%	10.5 - 11	0	0.00%	0	0.00%
First Horizon	100%	100%	Manufactured Housing (MH)	0.00%	0.00%	11 - 11.5	0	0.00%	0	0.00%
			Other	0.00%	0.00%	11.5 - 12	0	0.00%	0	0.00%
			Primary	55.57%	71.33%	12 - 12.5	0	0.00%	0	0.00%
			Second	7.33%	5.22%	12.5 - 13	0	0.00%	0	0.00%
			Investment	37.10%	23.37%	13 - 13.5	0	0.00%	0	0.00%
Servicers	Group (%)	Total (%)	Full / Alt	49.50%	43.85%	13.5 - 14	0	0.00%	0	0.00%
			Stated / Limited	26.00%	28.59%	14 - 14.5	0	0.00%	0	0.00%
			NINA	24.50%	27.56%	14.5 +	0	0.00%	0	0.00%
			1st Lien	100.00%	100.00%
			2nd Lien	0.00%	0.00%	Ratings
			State 1	AZ	CA	Moody's Rating
			%	11.14%	18.43%	S&P Rating
FICO	AGG UPB	AGG %	State 2	CA	VA	Fitch Rating
< 500	$240,000	0%	%	14.49%	11.40%	DBRS Rating
500 - 519	$0	0%	State 3	VA	AZ
520 - 539	$0	0%	%	9.70%	9.75%	Credit Enhancement
540 - 559	$0	0%	State 4	FL	MD	Subordination (not including OC)
560 - 579	$0	0%	%	6.49%	7.24%	Prefund OC (%)
580 - 599	$0	0%	State 5	MD	WA	Initial Target OC (%)
600 - 619	$632,400	0%	%	7.81%	6.62%	Stepdown OC (%)
620 - 639	$14,157,308	3.08%	ARM / HYB	100.00%	100.00%	Stepdown Date
640 - 659	$23,831,555	5.18%	Fixed	0.00%	0.00%	Excess Interest (12m Avg, Fwd Libor)
660 - 679	$54,201,928	11.78%	Purchase	52.71%	62.70%
680 - 699	$67,972,307	14.78%	Refi-RT	13.09%	9.58%	Notes
700 - 719	$63,281,738	13.76%	Refi-CO	34.20%	27.72%	All non-dollar amount numbers (excluding loan count) should be formatted as percentages
720 - 739	$64,960,718	14.12%	Size	$203,119,350	$459,940,413	Any 'Group' column refers to the collateral group that backs Freddie's class
740 - 759	$71,326,358	15.51%	AVG Balance	$179,752	$236,839	Any Total' column refers to all collateral in the deal that is crossed with Freddie's (in almost all case, the total pool)
760 - 779	$53,860,894	11.71%	Loan Count	1,130	1,942	For originators and servicers, the percentages should show what percentage any given servicer or originator is in relation to the others for both Freddie's group and for the total pool.
780 - 799	$33,291,875	7.24%	Interest Only (IO)	84.02%	85.69%	The FICO and GWAC tables should be based on The Total pool.
800 plus	$12,183,332	2.65%	Negative Amortization	0.00%	0.00%	LB is current loan balance
						For the GWAC table the ARM column should sum to 100% and the Fixed column should sum to 100% (assuming there is ARM and fixed collateral)
						If a particular field has no data, enter 0% or $0 rather than 'NA'
						Don't skip buckets (ie. if there there are no loans that fall into the 600-620 FICO bucket, don't leave it out, just enter 0's)

Fixed Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	620 - 659	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	660 - 699	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Fixed Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	620 - 659	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	660 - 699	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	700 - 740	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	740 +	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	600 - 619	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	620 - 659	0.00%	0.11%	0.05%	0.71%	0.00%	0.00%	0.00%	0.00%
	660 - 699	0.00%	0.02%	0.00%	1.36%	0.00%	0.00%	0.00%	0.00%
	700 - 740	0.00%	0.00%	0.07%	1.03%	0.00%	0.00%	0.00%	0.00%
	740 +	0.04%	0.12%	0.12%	1.29%	0.00%	0.00%	0.00%	0.00%

1. We would expect up to six FICO/CLTV grids on every deal, grouped by product and doc type
2. Combined LTV = First Lien + Second + Silent Second
3. Use CLTV for securitized second liens (e.g., 100% CLTV on an 80/20 second lien, not 20%)
4. Approximate loan population fine
5. Each cell would be populated by percentage of pool that shares Freddie Mac sub protection
6. The sum of all six FICO/CLTV grids should sum to 100%

Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	600 - 619	0.00%	0.04%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	620 - 659	0.10%	0.54%	0.00%	0.00%	0.14%	0.04%	0.00%	0.00%
	660 - 699	0.19%	0.76%	0.24%	0.30%	0.71%	0.17%	0.00%	0.00%
	700 - 740	0.32%	0.82%	0.03%	0.14%	0.85%	0.21%	0.03%	0.00%
	740 +	0.35%	0.98%	0.15%	0.08%	1.97%	0.21%	0.01%	0.00%

Non-Amortizing ARM Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.05%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	600 - 619	0.08%	0.00%	0.00%	0.00%	0.17%	0.00%	0.00%	0.00%
	620 - 659	0.15%	0.42%	0.31%	0.20%	2.97%	0.14%	0.00%	0.00%
	660 - 699	0.28%	0.75%	0.92%	0.48%	9.03%	0.24%	0.00%	0.00%
	700 - 740	0.03%	0.61%	0.76%	0.26%	7.84%	0.03%	0.06%	0.00%
	740 +	0.28%	0.90%	0.54%	0.41%	10.91%	0.09%	0.00%	0.00%

Non-Amortizing ARM Not Full Doc		Combined LTV
		0% - 60%	60.1% - 70%	70.1% - 75%	75.1% - 79%	79.1% - 80%	80.1% - 90%	90.1% - 95%	95.1% +
FICO Range	Less than 560	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	560 - 599	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	600 - 619	0.08%	0.04%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	620 - 659	0.62%	1.38%	0.08%	0.00%	0.80%	0.00%	0.00%	0.00%
	660 - 699	1.45%	3.72%	0.97%	0.72%	4.12%	0.18%	0.00%	0.00%
	700 - 740	1.05%	3.22%	0.65%	1.06%	8.44%	0.26%	0.04%	0.00%
	740 +	1.80%	4.60%	1.35%	0.68%	9.09%	0.29%	0.10%	0.00%

	Check for 0's
	Total equals 100%	0.00%
	GT 80% Match	0.00%
	ARM Match	0.00%
	IO Match	0.00%
	FICO % Match	0.00%